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                                   EXHIBIT 24
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-53274, 33-63681, 33-65445, 333-00269 and
333-73407.


                                             ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
       March 28, 2001